UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 12, 2010

MATTEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-05647	95-1567322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Continental Boulevard

El Segundo, California 90245-5012

(Address of Principal Executive Offices)

(310) 252-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On May 12, 2010 at the annual meeting of stockholders, the stockholders of Mattel, Inc. (“Mattel”) approved the Mattel, Inc. 2010 Equity and Long-Term Compensation Plan (the “2010 Plan”), which replaced the Mattel, Inc. 2005 Equity Compensation Plan (the “2005 Plan”). The 2010 Plan became effective and the 2005 Plan terminated immediately upon such stockholder approval. The 2010 Plan previously had been approved by Mattel’s Board of Directors (the “Board”), subject to stockholder approval.

The 2010 Plan authorizes the Compensation Committee of the Board (the “Compensation Committee”) to grant stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and unrestricted stock. The 2010 Plan also authorizes the Compensation Committee to grant performance awards payable in the form of Mattel common stock or cash, including equity awards and incentive cash bonuses that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2010 Plan authorized the grant of awards to employees, non-employee directors and consultants of Mattel.

The 2010 Plan is administered by the Compensation Committee, or such other committee of members of the Board as the Board may designate from time to time. The Compensation Committee may, except to the extent prohibited by applicable law or the listing standards of the Nasdaq Stock Market, allocate all or any portion of its responsibilities and powers to any one or more of its members or to any other person or persons selected by it, including without limitation Mattel’s Chief Executive Officer. However, the Compensation Committee may not make any delegation of its authority with regard to the granting of stock options to Mattel’s directors and executive officers, except to the extent permitted by Rule 16b-3.

The maximum number of shares of Mattel common stock for which grants may be made under the 2010 Plan is equal to the sum of (i) 48 million shares, (ii) the number of shares which as of May 12, 2010 remain available for issuance under the 2005 Plan and (iii) any shares subject to awards outstanding under the 2005 Plan as of May 12, 2010, which on or after May 12, 2010, are forfeited or otherwise terminate or expire for any reason without the issuance of shares. However, the number of shares authorized for grant as incentive stock options shall be no more than the total number of shares authorized for grant under the 2010 Plan. For purposes of calculating the shares that remain available for grants under the 2010 Plan, each stock option or SAR will be treated as using one available share for each share actually subject to the grant, and each other type of award will be treated as using three shares for each share subject to such award.

The maximum number of shares of Mattel common stock as to which grants may be made to a single participant in a single calendar year is five million shares and the maximum aggregate amount of cash that may be paid in cash to a single participant in a single calendar year is $20 million.

The 2010 Plan also contains provisions with respect to payment of purchase prices, vesting and expiration of awards, treatment of awards upon a change of control of Mattel, adjustments for stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The 2010 Plan may be amended or terminated by the Board at any time. Outstanding grants may be amended by the Compensation Committee or the Board (subject to the provisions of the 2010 Plan); provided, that such amendment does not impair the rights of the participant holding such grant without his or her consent, except to the extent the amendment is made to cause the 2010 Plan or grant to comply with applicable laws or stock exchange or accounting rules. If it is not terminated sooner, the 2010 Plan will terminate on the tenth anniversary of the date on which the 2010 Plan was adopted by the Board, except with respect to then-outstanding grants.

The foregoing summary description of the 2010 Plan is qualified in its entirety by reference to the actual terms of the 2010 Plan attached as Appendix A to Mattel’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 30, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Mattel was held on May 12, 2010. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to that of management.

All of the nominees for director listed in Proposal 1 in the proxy statement were elected by a majority of the votes cast, as follows:

Name of Nominee	Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
Michael J. Dolan	226,731,560	80,839,142	171,907	17,131,089
Robert A. Eckert	226,219,699	81,219,545	303,365	17,131,089
Dr. Frances D. Fergusson	226,336,508	81,225,082	181,019	17,131,089
Tully M. Friedman	211,115,012	96,454,251	173,346	17,131,089
Dominic Ng	226,167,368	81,400,913	174,328	17,131,089
Vasant M. Prabhu	226,700,158	80,869,660	172,791	17,131,089
Dr. Andrea L. Rich	225,593,568	81,981,019	168,022	17,131,089
Ronald L. Sargent	224,754,898	82,814,157	173,554	17,131,089
Dean A. Scarborough	226,435,185	81,133,576	173,848	17,131,089
Christopher A. Sinclair	226,218,318	81,350,978	173,313	17,131,089
G. Craig Sullivan	225,958,854	81,611,117	172,638	17,131,089
Kathy Brittain White	226,159,787	81,416,190	166,632	17,131,089

Proposal 2, a proposal to approve the Mattel, Inc. 2010 Equity and Long-Term Compensation Plan was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
212,210,059	95,030,431	502,119	17,131,089

Proposal 3, a proposal to ratify the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm for the year ending December 31, 2010, was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
319,181,841	5,316,625	375,232	N/A

Shares that abstain from voting on a proposal and broker non-votes are not counted as votes cast on that proposal, and thus have no effect as to whether the proposal is approved.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.		Incorporated by Reference
	Exhibit Description	Form	File No.	Exhibit(s)	Filing Date

10.1	Mattel, Inc. 2010 Equity and Long-Term Compensation Plan	DEF 14A	001-05647	Appendix A	March 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Date: May 14, 2010	By:	/S/ ROBERT NORMILE
	Name:	Robert Normile
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit

10.1	Mattel, Inc. 2010 Equity and Long-Term Compensation Plan (incorporated by reference from Appendix A to Mattel, Inc.’s Definitive Proxy Statement on Schedule 14A filed on March 30, 2010).